Exhibit 10.8
REMOTE KNOWLEDGE, INC.
SUBSCRIPTION AGREEMENT
May 10, 2006
REMOTE KNOWLEDGE, INC.
Attn: Henry Houston
3657 Briarpark, Suite 100
Houston, TX 77042
Ladies and Gentlemen:
     1. The Offering. The undersigned (the “Subscriber”) understands that REMOTE KNOWLEDGE, INC., Delaware corporation (the “Company”), is offering up to 45 shares of its Series B Convertible Preferred Stock (“Series B Preferred Stock”) along with warrants to purchase up to 180,000 shares of common stock (collectively, the “Securities”) to a limited number of qualified investors, each of whom will qualify as an “accredited investor”.
     2. Acquisition of Securities. In connection with the offer of the Securities hereby, the Company has duly authorized the issuance to the Subscriber of the Securities listed on the signature page of this Agreement pursuant to the terms and conditions of this Agreement. The Preferred Stock will have the rights, preferences, privileges, restrictions and voting power set forth in the Company’s Certificate of Designation and Preferences for the Series B Convertible Preferred Stock as set forth in the attached Exhibit A and the Warrants will be issued pursuant to the terms and conditions of the form of Warrant as set forth in the attached Exhibit B. The Securities will be subject to the Registration Rights Agreement set forth in the attached Exhibit C.
2.1 Procedure Issuance of Securities. Execution of this Subscription Agreement will obligate the Subscriber to purchase the total number of Securities set forth on the signature page. Subject to the terms and conditions of this Agreement, the Company agrees to issue to all of the Subscribers 45 shares of the Preferred Stock, along with Warrants to purchase 180,000 shares of common stock until February 28, 2011, at a purchase price of $0.75 per share (collectively, the “Securities”) for a total purchase price of $45,000.
2.2 Closing. The closing of the purchase and sale of the Securities will take place at the offices of the Company or at any other location as may be agreed by the parties hereto (the “Closing”). The Closing will take place when the Company has received subscriptions for 45 shares of Series B Preferred Stock and funds of $45,000. At the Closing, the Company will deliver to the Purchasers certificates representing the Securities including up to 45 shares of the Series B Preferred Stock and Warrants to purchase 180,000 shares of common stock at a purchase price of $0.75.
     3. Subscription by Subscriber. Subscriber hereby agrees that the Subscriber will purchase from the Company the total number of Securities of the Company at the Closing as set forth on the signature page hereof and has tendered a check or has authorized a wire transfer to the Company in the amount of the required portion of the purchase price.
     4. Acceptance of Subscription. The Subscriber acknowledges that a subscription hereunder shall be irrevocable until accepted or rejected by the Company. The acceptance by the Company of the subscription shall be evidenced by the execution of this Agreement by the Company and the acceptance and deposit of checks or wire transfers tendered for payment of the Securities.
     5. Subscriber’s Representations and Warranties. In connection with this subscription, the Subscriber hereby represents, warrants, covenants and acknowledges to the Company as follows:
     5.1 Purchase for Investment. The Subscriber is acquiring the Securities for investment for the Subscriber’s own account, not as a nominee or agent, and not with the view to, or for resale or any distribution thereof. The Subscriber understands that the Securities to be purchased have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws by reason of specific exemptions from the registration provisions of the Securities Act, and any applicable state securities laws, the availability of which depend upon, among other things, the bona fide nature of the investment intent and the accuracy of the Subscriber’s representations as expressed herein.
     5.2 Investor Qualifications. The Subscriber has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company, so that the Subscriber is capable of evaluating the risks and merits of the investment in Securities of the Company, and the Subscriber has the capacity, both by experience and by financial capacity, to protect the personal interests of the Subscriber in the negotiations concerning the terms and conditions of the Securities.
     5.3 Accredited Investor. The Subscriber is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act.
     5.4 Sophisticated Investor. By reason of the business and financial experience of the Subscriber, together with the experience of any advisors retained, the Subscriber has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment, and is able to bear the economic risk of such investment and, at the present time, is able to afford a complete loss of such investment. Subscriber hereby represents that it has received the Offering Information of the Company (as defined below). The Subscriber has had the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the offering of the Securities, to discuss the Company’s business, management and financial affairs with its management, and to obtain from the Company any additional information about the Company the Subscriber may have desired. The Subscriber is satisfied with the answers so received and the additional information so obtained.
     5.5 Other Subscribers. The Subscriber is not relying upon any statements or instruments made or issued by any other Subscriber or any other person, firm or entity, other than the Company, in making the decision to invest in the Securities.
     5.6 Restricted Securities. The Subscriber understands that the Securities are restricted securities within the meaning of the Securities Act, and that, as a result, the Subscriber must hold the Securities indefinitely, unless subsequently registered under (or exempt from registration under) the Securities Act, and applicable state securities laws and regulations. The Subscriber is familiar with, or has been advised by counsel regarding, the applicable limitations upon the resale and transfer of the Securities.
     5.7 Company’s Reliance. The Subscriber acknowledges that the Company is and will be relying upon the truth and accuracy of the foregoing representations and warranties in offering and selling the Securities without first registering them under the Securities Act and applicable state securities laws, and that, but for such representations, this subscription would not be accepted. The Subscriber authorizes the Company, in its sole discretion, to place a restrictive legend in substantially the following form, with such amendments as may be required by any state securities laws, on the certificates and any other documents evidencing the Securities:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, BUT HAVE BEEN ACQUIRED FOR THE PRIVATE INVESTMENT OF THE HOLDER HEREOF. THEY MAY NOT BE OFFERED OR SOLD, AND NO TRANSFER OF THEM MAY BE MADE, UNLESS (1) THEY ARE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMEMDED, AND APPLICABLE STATE SECURITIES LAWS, OR (2) THERE IS AVAILABLE AN EXEMPTION FROM SUCH LAWS FOR SUCH OFFER, SALE OR TRANSFER.
Company reserves the right to place any additional legends required by state or Federal law.
     6. Company’s Representations and Warranties. The Company has delivered in connection with this Subscription Agreement information about the Company (“Offering Information”), including a copy of the Form 10-KSB of the Company for the year ended December 31, 2005, a copy of the Form 10-QSB for the quarter ended March 31, 2006 and an offering term sheet. The Company hereby incorporates by reference herein the Offering Information and represents that the Offering Information supplied by the Company for delivery to the Subscriber does not contain any untrue statement of a material fact and does not omit to state a material fact necessary to make the statements contained therein not misleading.
     7. Registration Rights Agreement. By the execution of the execution page included in this Subscription Agreement, the Subscriber agrees to enter into the Registration Rights Agreement with the Company included with the Offering Information.
     8. Indemnity. The Subscriber agrees to indemnify and hold harmless the Company and the officers and directors thereof against any damages, loss, expense or cost, including, without limitation, reasonable attorneys’ fees, sustained as a result of the breach of any of the representations made by that Subscriber herein.
     9. Successors and Assigns. The terms and conditions of this Agreement will insure to the benefit of and be binding upon the respective successors and assigns of the parties (including the transferees of the Securities).
     10. Notices. All notices and other communications provided for or permitted hereunder will be in writing and will be deemed to have been duly given if delivered personally or sent by telecopy, registered or certified mail (return receipt requested), postage prepaid, nationally recognized receipted delivery service, or courier, if to the Subscriber, at the address set forth on the signature page hereto, and if the Company, at the address on the first page. Notices sent by mail will be effective three (3) business days after being mailed; notices sent by telecopy will be effective when receipt is acknowledged, and notices sent by receipted delivery service will be effective on the next business day after delivery to the delivery service. Notices may be changed by written notice pursuant to this provision.
     11. Further Assurances. Each party agrees to use commercially reasonable efforts to take, or cause to be taken all actions and to do, or cause to be done all things that may be necessary or appropriate to consummate and to make effective the transactions contemplated by this Agreement, including, without limitation, the execution and delivery of such other certificates, agreements, instruments and documents, the provision of all such information as may be necessary or appropriate as aforesaid and the making of such governmental filings as may be necessary.
     12. Final Agreement. This Agreement and the attachment hereto constitute the final agreement between the parties concerning the matters referred to herein, and supersede all prior agreements and understandings.

     13. Counterparts. Two or more duplicate originals of this Agreement may be signed by the parties, each of which shall be an original, but all of which together shall constitute one and the same instrument.
     14. Governing Law. The validity, meaning and effect of this Agreement shall be determined in accordance with the laws of the State of Texas.
     IN WITNESS WHEREOF, the undersigned Subscriber has executed this Agreement as of the dates set forth on the signature page hereof.
     [Signature Pages Follow]

SUBSCRIPTION SIGNATURE PAGE

Total of Shares of Series B Preferred Stock Subscribed for 45

Total Purchase Price	$45,000

Total number of Warrants	180,000

Date: 5/28, 2006

Signature(s) of Subscriber: /s/ Dan Granader

Printed Name of Subscriber(s): 6 C RANCHES by Dan Granader

Address:	160 Church Rd.

Gold Creek, MT 59733

Telephone Number:

Home:

Office:

    Social Security Number: ____________________________
ACCEPTED: May 28, 2006
REMOTE KNOWLEDGE, INC.
By: /s/ Randy S. Bayne
        Randy S. Bayne, President

SIGNATURE PAGE
REGISTRATION RIGHTS AGREEMENT
The undersigned Subscriber hereby agrees to enter into and be bound by the Registration Rights Agreement dated May 10, 2006 with REMOTE KNOWLEDGE, INC., a Delaware corporation.
/s/ Dan Granader
Signature
Dan Granader     6 C Ranches, Inc.
Printed Name
5/28/06
Date

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE (COLLECTIVELY, THE “ACTS”). NEITHER THIS WARRANT NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT HERETO UNDER ALL OF THE APPLICABLE ACTS, OR AN OPINION OF COUNSEL SATISFACTORY TO REMOTE KNOWLEDGE, INC. TO THE EFFECT THAT SUCH REGISTRATIONS ARE NOT REQUIRED.
WARRANT
to Purchase Common Stock of
REMOTE KNOWLEDGE, INC.
Expiring on February 28, 2011
     THIS IS TO CERTIFY THAT, for value received, 6 C RANCHES or its permitted assignees (the “Holder”), is entitled to purchase from REMOTE KNOWLEDGE, INC., a Delaware corporation (the “Company”), at the place where the Warrant Office designated pursuant to Section 2.1 is located, at a purchase price per share of $0.75 (“Exercise Price”), of 180,000 duly authorized, validly issued, fully paid and nonassessable shares of common stock, par value $.001 per share, of the Company ( the “Common Stock”), and is entitled also to exercise the other appurtenant rights, powers and privileges hereinafter set forth. The number of shares of the Common Stock purchasable hereunder and the Exercise Price are subject to adjustment in accordance with Article III hereof. This Warrant shall expire at 5:00 p.m., C.S.T., on February 28, 2011.
     Certain initially capitalized terms used in this Warrant are defined in Article IV.
ARTICLE I
Exercise of Warrant
     1.1 Method of Exercise. This Warrant may be exercised in whole or in part from time to time until February 28, 2011, at which time this Warrant shall expire and be of no further force or effect. To exercise this Warrant, Holder shall deliver to the Company, at the Warrant Office designated in Section 2.1, (a) a written notice in the form of the Subscription Notice attached as an exhibit hereto (the “Notice”), stating therein the election of such Holder to exercise this Warrant in the manner provided in the Notice, (b) payment in full of the Exercise Price (in the manner described below) for all Warrant Shares to be purchased hereunder, and (c) this Warrant. This Warrant shall be deemed to be exercised on the date of receipt by the Company of the Notice, accompanied by payment for the Warrant shares to be purchased and surrender of this Warrant, as aforesaid, and such date is referred to herein as the “Exercise Date.” Upon such exercise, the Company shall issue and deliver to such Holder a certificate for the full number of the Warrant Shares purchased by such Holder hereunder and pursuant to the Notice, against the receipt by the Company of the total Exercise Price payable hereunder for all such Warrant Shares, in cash or by certified or cashier’s check. The Person in whose name the certificate(s) for Common Stock is to be issued shall be deemed to have become a holder of record of such Common Stock on the Exercise Date.
     1.2 Net Exercise. Notwithstanding any provisions herein to the contrary, if the Common Stock is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act” and the Current Market Price of one share of Common Stock is greater than the Exercise Price (at the date of exercise), in lieu of exercising this Warrant by payment of cash, the Holder may elect to receive the Warrant Shares equal to the value (as determined below) of this Warrant (or portion thereof being canceled) by surrender of this Warrant at the Warrant Office together with the properly endorsed Notice in which event the company will issue the Holder (or its designee) a number of shares of Common Stock computed as follows:

X = Y (A-B)
                       A
Where:	X = the number of shares of Common Stock to be issued to the Holder.

Y = the number of Warrant Shares being surrendered under the Warrant and pursuant to the Notice (whether a full or partial exercise thereof).

A = the Current Market Price of one share of Common Stock (at the date of exercise).

B = Exercise Price (as adjusted to the date of exercise)
     1.3 Fractional Shares. In lieu of any fractional shares of Common Stock which would otherwise be issuable upon exercise of this Warrant, the Company shall in lieu thereof pay to the Person entitled thereto an amount in cash equal to the Current Market Price of such fraction of a share.
ARTICLE II
Warrant Office; Transfer
     2.1 Warrant Office. The Company shall maintain an office for certain purposes specified herein (the “Warrant Office”), which office shall initially be the Company’s office at 3657 Briarpark, Suite 100, Houston, Texas 77042, and may subsequently be such other office of the Company or of any transfer agent of the Common Stock in the continental United States of which written notice has previously been given to the Holder. The Company shall maintain, at the Warrant Office, a register for the Warrant in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each permitted assignee of the rights of the registered owner hereof.
     2.2 Ownership of Warrant. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in this Article II.
     2.3 Transfer of Warrants. The Company agrees to maintain at the Warrant Office books for the registration and transfer of this Warrant. This Warrant may be freely transferred, in whole or in part, by the Holder pursuant to the form of Assignment attached as an exhibit hereto, so long as any such transfer is in compliance with the Acts and any other applicable law. The Company, from time to time, shall register the transfer of this Warrant in such books upon surrender of this Warrant at the Warrant Office, properly endorsed or accompanied by appropriate instruments of transfer and written instructions for transfer satisfactory to the Company. Upon any such transfer, a new Warrant shall be issued to the transferee, and the surrendered Warrant shall be canceled by the Company. The Holder of this Warrant shall pay all taxes and all other expenses and charges payable in connection with the transfer of Warrants pursuant to this Section 2.3.
     2.4 Registration Rights. The Company agrees to register on behalf of Holder the issuance or resale of all of the Warrant Shares by Holder or any of its affiliates pursuant to the terms and conditions of the Registration Rights Agreement entered into between the Holder and the Company of even date herewith concerning the Warrant Shares.
     2.5 Acknowledgment of Rights. The Company will, at the time of the exercise of this Warrant in accordance with the terms hereof, upon the request of the Holder, acknowledge in writing its continuing obligation to afford to such Holder any rights (including, without limitation, any right to registration of the Warrant Shares) to which such Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant, provided that if the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such Holder any such rights.

     2.6 Expenses of Delivery of Warrants. Except as provided in Section 2.3 above, the Company shall pay all reasonable expenses, taxes (other than transfer taxes) and other charges payable in connection with the preparation, issuance and delivery of Warrants and related Warrant Shares hereunder.
     2.7 Compliance with Securities Laws. The Holder understands and agrees that the following restrictions and limitations shall be applicable to all Warrant Shares and resales or other transfers thereof pursuant to the Securities Act:
     (a) The Holder agrees that the Warrant Shares shall not be sold or otherwise transferred unless the Warrant Shares are registered under the Securities Act and state securities laws or are exempt therefrom.
     (b) A legend in substantially the following form has been or will be placed on the certificate(s) evidencing the Warrant Shares:
     “The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state (collectively, the “Acts”). Neither the shares nor any interest therein may be offered, sold, transferred, pledged, or otherwise disposed of in the absence of an effective registration statement with respect to the shares under all of the applicable Acts, or an opinion of counsel satisfactory to Remote Knowledge, Inc. to the effect that such registrations are not required.”
     (c) Stop transfer instructions have been or will be imposed with respect to the Warrant Shares so as to restrict resale or other transfer thereof, subject to this Section 2.7.
ARTICLE III
Anti-Dilution Provisions
     3.1 Adjustment of Exercise Price and Number of Warrant Shares. The Exercise Price shall be subject to adjustment from time to time as hereinafter provided in this Article III. Upon each adjustment of the Exercise Price, except pursuant to Sections 3.1(a)(iii), (iv) and (v), the Holder shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of the Common Stock (calculated to the nearest whole share pursuant to Section 1.3) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of the Common Stock purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.
     (a) Exercise Price Adjustments. The Exercise Price shall be subject to adjustment from time to time as follows:
     (i) Adjustment for Stock Splits and Combinations. If the Company shall at any time or from time to time after the date hereof (the “Original Issue Date”) effect a subdivision of the outstanding Common Stock, the Exercise Price in effect immediately before such subdivision shall be proportionately decreased. Conversely, if the Company shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately before such combination shall be proportionately increased. Any adjustment under this Section 3.1(a)(i) shall become effective at the close of business on the date the subdivision or combination becomes effective.
     (ii) Adjustment for Common Stock Dividends and Distributions. If the Company at any time or from time to time after the Original Issue Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, in each such event the Exercise Price that is then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Exercise Price then in effect by a fraction (i) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (ii) the denominator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Exercise Price shall be recomputed accordingly as of the close of business on such record date, and thereafter the Exercise Price shall be adjusted pursuant to this Section 3.1(a)(ii), to reflect the actual payment of such dividend or distribution.
     (iii) Adjustment for Reclassification, Exchange and Substitution. If at any time or from time to time after the Original Issue Date, the Common Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than an Acquisition, Asset Transfer, subdivision or combination of shares, stock dividend, reorganization, merger, consolidation, or sale of assets provided for elsewhere in this Section 3.1(a)), in any such event the Holder shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the maximum number of shares of Common Stock into which such shares of Common Stock could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.
     (iv) Reorganizations, Mergers, Consolidations or Sales of Assets. If at any time or from time to time after the Original Issue Date, there is a capital reorganization of the Common Stock (other than a recapitalization or subdivision, combination, reclassification, exchange, or substitution of shares provided for elsewhere in this Section 3.1(a), as a part of such capital reorganization, provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise hereof the number of shares of stock or other securities or property of the Company to which a holder of the number of shares of Common Stock deliverable upon exercise immediately prior to such event would have been entitled as a result of such capital reorganization, subject to adjustment in respect of such stock or securities by the terms thereof. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3.1(a) with respect to the rights of the Holder after the capital reorganization to the end that the provisions of this Section 3.1(a) (including adjustment of the Exercise Price then in effect and the number of shares issuable upon exercise) shall be applicable after that event and be as nearly equivalent as practicable.
     (v) Rounding of Calculations; Minimum Adjustment. All calculations under this Section 3.1(a) and under the definition of Current Market Price shall be made to the nearest cent or to the nearest whole share (as provided in Section 1.2), as the case may be. Any provision of this Section 3.1 to the contrary notwithstanding, no adjustment in the Exercise Price shall be made if the amount of such adjustment would be less than one percent, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate one percent or more.
     (b) Adjustment by Board of Directors. If any event occurs as to which, in the opinion of the Board of Directors, the provisions of this Section 3.1 are not strictly applicable or if strictly applicable would not fairly protect the rights of the Holder in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such rights as aforesaid, but in no event shall any adjustment have the effect of increasing the Exercise Price as otherwise determined pursuant to any of the provisions of this Section 3.1, except in the case of a combination of shares of a type contemplated in Section 3.1(a)(i), and then in no event to an amount larger than the Exercise Price as adjusted pursuant to Section 3.1(a)(i).
     (c) Statement Regarding Adjustments. Whenever the Exercise Price shall be adjusted as provided in Section 3.1(a), and upon each change in the number of shares of the Common Stock issuable upon exercise of this Warrant, the Company shall forthwith file, at the office of any transfer agent for this Warrant and at the principal office of the Company, a statement showing in detail the facts requiring such adjustment and the Exercise Price and new number of shares issuable that shall be in effect after such adjustment, and the Company shall also cause a copy of such statement to be given to the Holder. Each such statement shall be signed by the Company’s chief financial or accounting officer. Where appropriate, such copy may be given in advance and may be included as part of a notice required to be mailed under the provisions of Section 3.1(d).
     (d) Notice to Holders. In the event the Company shall propose to take any action of the type described in clause (i) through (v) of Section 3.1(a), the Company shall give notice to the Holder, in the manner set forth in Section 6.6, which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Exercise Price and the number, kind or class of shares or other securities or property which shall be deliverable upon exercise of this Warrant. In the case of any action which would require the fixing of a record date, such notice shall be given at least ten days prior to the date so fixed, and in case of all other action, such notice shall be given at least 15 days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.
     (e) Treasury Stock. For the purposes of this Section 3.1, the sale or other disposition of any Common Stock of the Company theretofore held in its treasury shall be deemed to be an issuance thereof.
     3.2 Costs. The Holder shall pay all documentary, stamp, transfer or other transactional taxes attributable to the issuance or delivery of shares of Common Stock of the Company upon exercise of this Warrant. Additionally, the Company shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares. The Holder shall reimburse the Company for any such taxes assessed against the Company.
     3.3 Reservations of Shares. The Company shall reserve at all times so long as this Warrant remains outstanding, free from preemptive rights, out of its treasury Common Stock or its authorized but unissued shares of Common Stock, or both, solely for the purpose of effecting the exercise of this Warrant, sufficient shares of Common Stock to provide for the exercise hereof.
     3.4 Valid Issuance. All shares of Common Stock which may be issued upon exercise of this Warrant will upon issuance by the Company be duly and validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof attributable to any act or omission by the Company, and the Company shall take no action which will cause a contrary result (including, without limitation, any action which would cause the Exercise Price to be less than the par value, if any, of the Common Stock).
ARTICLE IV
Terms Defined
     As used in this Warrant, unless the context otherwise requires, the following terms have the respective meanings set forth below or in the Section indicated:
     “Acquisition” shall mean any consolidation or merger of the Company with or into any other corporation or other entity or Person, or any other corporate reorganization, in which the stockholders of the Company immediately prior to such consolidation, merger or reorganization, own less than 50% of the

Company’s voting power immediately after such consolidation, merger or reorganization, or any transaction or series of related transactions to which the Company is a party in which in excess of fifty percent (50%) of the Company’s voting power is transferred.
     “Asset Transfer” shall mean a sale, lease or other disposition of all or substantially all of the assets of the Company.
     “Board of Directors” shall mean the Board of Directors of the Company.
     “Common Stock” shall mean the Company’s authorized common stock, par value $.001 per share.
     “Company” shall mean Remote Knowledge, Inc., a Delaware corporation, and any other Person assuming or required to assume the obligations undertaken in connection with this Warrant.
     “Current Market Price” shall mean, as of any date, 5% of the sum of the average, for each of the 20 consecutive Trading Days immediately prior to such date, of either: (i) the high and low sales prices of the Common Stock on such Trading Day as reported on the composite tape for the principal national securities exchange on which the Common Stock may then be listed, or (ii) if the Common Stock shall not be so listed on any such Trading Day, the high and low sales prices of Common Stock in the over-the-counter market as reported by the Nasdaq Stock Market or (iii) if there be no such representative prices reported by the Nasdaq Stock Market, the lowest bid and highest asked prices at the end of such Trading Day in the over-the-counter market or “pink sheets” as reported by the OTC Electronic Bulletin Board or National Quotation Bureau, Inc., or any successor organization.
     “Outstanding,” when used with reference to Common Stock at any date, shall mean all issued shares of Common Stock (including, but without duplication, shares deemed issued pursuant to Article III) at such date, except shares then held in the treasury of the Company.
     “Person” shall mean any individual, corporation, partnership, trust, organization, association or other entity.
     “Securities Act” shall mean the Securities Act of 1933 and the rules and regulations promulgated thereunder, all as the same shall be in effect at the time.
     The term “Trading Day,” for purposes of determining Current Market Price, shall mean a day on which an amount greater than zero can be calculated with respect to the Common Stock under any one or more of the foregoing categories (i), (ii), and (iii), and the “end” thereof, for the purposes of category (iii), shall mean the exact time at which trading shall end on the New York Stock Exchange. If the Current Market Price cannot be determined under any of the foregoing methods, Current Market Price shall mean the fair value per share of Common Stock on such date as determined by the Board of Directors in good faith, irrespective of any accounting treatment.
     “Warrant” shall mean this Warrant and any successor or replacement Warrant delivered in accordance with Section 2.3 or Section 6.8.
     “Warrant Office” is defined in Section 2.1.
     “Warrant Shares” shall mean the shares of Common Stock purchased or purchasable by the Holder upon exercise of this Warrant pursuant to Article I hereof.

ARTICLE V
Covenant of the Company
     The Company covenants and agrees that this Warrant shall be binding upon any corporation succeeding to the Company by merger, consolidation, or acquisition of all or substantially all of the Company’s assets.
ARTICLE VI
Miscellaneous
     6.1 Entire Agreement. This Warrant contains the entire agreement between the Holder and the Company with respect to the Warrant Shares that it can purchase upon exercise hereof and the related transactions and supersedes all prior arrangements or understanding with respect thereto.
     6.2 Governing Law. This Warrant shall be governed by and construed in accordance with the internal laws of the State of Delaware, without regard to its conflict of law provisions.
     6.3 Waiver and Amendment. Any term or provision of this Warrant may be waived at any time by the party which is entitled to the benefits thereof, and any term or provision of this Warrant may be amended or supplemented at any time by agreement of the Holder and the Company, except that any waiver of any term or condition, or any amendment or supplementation, of this Warrant must be in writing. A waiver of any breach or failure to enforce any of the terms or conditions of this Warrant shall not in any way affect, limit or waive a party’s rights hereunder at any time to enforce strict compliance thereafter with every term or condition of this Warrant.
     6.4 Illegality. In the event that any one or more of the provisions contained in this Warrant shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in any other respect and the remaining provisions of this Warrant shall not, at the election of the party for whom the benefit of the provision exists, be in any way impaired.
     6.5 Copy of Warrant. A copy of this Warrant shall be filed among the records of the Company.
     6.6 Notice. Any notice or other document required or permitted to be given or delivered to the Holder shall be delivered at, or sent by certified or registered mail to such Holder at, the last address shown on the books of the Company maintained at the Warrant Office for the registration of this Warrant or at any more recent address of which the Holder shall have notified the Company in writing. Any notice or other document required or permitted to be given or delivered to the Company, other than such notice or documents required to be delivered to the Warrant Office, shall be delivered at, or sent by certified or registered mail to, the office of the Company or any other address within the continental United States of America as shall have been furnished by the Company to the Holder.
     6.7 Limitation of Liability; Not Stockholders. No provision of this Warrant shall be construed as conferring upon the Holder the right to vote, consent, receive dividends or receive notices other than as herein expressly provided in respect of meetings of stockholders for the election of directors of the Company or any other matter whatsoever as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of such Holder for the purchase price of any shares of Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.
     6.8 Exchange, Loss, Destruction, etc. of Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation or destruction of this Warrant, and in the case of any such loss, theft or destruction upon delivery of a bond of indemnity in such form and amount as shall be reasonably satisfactory to the Company, or in the event of such mutilation upon surrender and cancellation of this Warrant, the Company will make and deliver a new Warrant of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant; provided, however, that the original recipient of this Warrant shall not be required to provide any such bond of indemnity and may in lieu thereof provide his agreement of indemnity. Any Warrant issued under the provisions of this Section 6.8 in lieu of any Warrant alleged to be lost, destroyed or stolen, or in lieu of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange or replacement. The Holder shall pay all taxes (including securities transfer taxes) and all other expenses and charges payable in connection with the preparation, execution and delivery of Warrants pursuant to this Section 6.8.
     6.9 Headings. The Article and Section and other headings herein are for convenience only and are not a part of this Warrant and shall not affect the interpretation thereof.
     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name.
Dated: June 8, 2006

REMOTE KNOWLEDGE, INC.

By:	/s/ Randy S. Bayne

Name: Randy S. Bayne
Title: President & CEO

SUBSCRIPTION NOTICE
     The undersigned, the holder of the foregoing Warrant, hereby elects to exercise purchase rights represented by said Warrant for, and to purchase thereunder                            shares of the Common Stock covered by said Warrant and herewith makes payment in full therefor pursuant to Section 1.1 of such Warrant, and requests (a) that certificates for such shares (and any securities or other property issuable upon such exercise) be issued in the name of, and delivered to,                          ,                           and (b) if such shares shall not include all of the shares issuable as provided in said Warrant, that a new Warrant of like tenor and date for the balance of the shares issuable thereunder be delivered to the undersigned.
     The undersigned represents that (1) the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment not with view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares; (2) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (3) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (4) the undersigned understands that the shares of Common Stock issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; (5) the undersigned is aware that the aforesaid shares of Common Stock may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of the Rule is the availability of current information to the public about the Company, and the Company has not made such information available and has no present plans to do so; and (6) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Common Stock unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Company with an opinion of counsel satisfactory to the Company, stating that such registration is not required.

Dated:                    , 20___

ASSIGNMENT
     For value received,                           (“Assignor”), hereby sells, assigns and transfers unto right, title and interest therein, and does hereby irrevocably constitute and appoint                           attorney to transfer said Warrant on the books of the Company, with full power of substitution.

Dated:                          , 200_